Exhibit 10.1

Execution Copy

AMENDMENT NO 3. TO CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of October 9, 2013 (this “Amendment”), is entered into between Infor (US), Inc. (f/k/a Lawson Software Inc.), a Delaware corporation (“Borrower”), and Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”) and amends that certain Credit Agreement dated as of April 5, 2012 (as amended, supplemented or otherwise modified from time to time, including pursuant to that certain Refinancing Amendment No. 1, dated as of September 27, 2013, and that certain Amendment No. 2, dated as of June 3, 2012, the “Credit Agreement”), entered into among the Borrower, Infor, Inc. (f/k/a GGC Software Holdings, Inc.), a Delaware corporation (“Holdco”), the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other agents and arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Credit Agreement be amended pursuant to Section 9.02(h) of the Credit Agreement, in order to cure an ambiguity, error and/or defect regarding the insertion of an additional definition of “Swap Obligations” pursuant to Amendment No. 2, and the Administrative Agent has agreed to such amendment pursuant to Section 9.02(h) of the Credit Agreement, on and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENT

SECTION 1.1      Amendment to Section 1.01: Defined Terms.    Section 1.01 of the Credit Agreement is amended to change the following definitions:

(a)        The definition of “Swap Obligations” added pursuant to Amendment No. 2 is hereby amended and restated in its entirety as follows:

“CEA Swap Obligations” means with respect to any Loan Party any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(b)        The definition of “Swap Obligations” in effect immediately prior to the effectiveness of Amendment No. 2 shall be the sole definition thereof, shall be deemed to have remained in effect, without modification, to and as of the date hereof notwithstanding the effectiveness of Amendment No. 2, and is hereby restated in its entirety as follows:

“Swap Obligations” means, with respect to any Person, any and all obligations of such Person, whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under any Swap Agreement.

(c)        The definition of “Excluded Swap Obligations” is hereby amended and restated in its entirety as follows:

“Excluded Swap Obligation” means, with respect to any Loan Party, any CEA Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such CEA Swap Obligation (or any Guaranty thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (for the avoidance of doubt, giving effect to all provisions of the Loan Documents at the time of such Guaranty or the grant of such security interest) at the time the Guaranty of such Loan Party, or a grant by such Loan Party of a security interest, would otherwise have become effective with respect to such CEA Swap Obligation but for such Loan Party’s failure to constitute an “eligible contract participant” at such time. If a CEA Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such CEA Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.

ARTICLE II

CONDITIONS PRECEDENT TO EFFECTIVENESS

This Amendment shall become effective when the Administrative Agent shall have received from the Borrower, either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy, facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment (the first date as of which such condition has been satisfied being herein called the “Amendment Effective Date”).

ARTICLE III

MISCELLANEOUS PROVISIONS

SECTION 3.1      No Other Amendments; References to the Credit Agreement.

(a)        As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

(b)        Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)        The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d)        On and after the Amendment Effective Date, this Amendment shall constitute a Loan Document.

SECTION 3.2      Headings.        Section headings and used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 3.3      Counterparts; Integration.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Loan Party, the Administrative Agent, nor any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission (including Adobe pdf file) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 3.4      Governing Law; Jurisdiction; Waiver of Jury Trial.    Sections 9.09 and 9.10 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the date and year first above written.

INFOR (US), INC.

By:	/s/ Jay Hopkins
	Name:	Jay Hopkins
	Title:	Interim Chief Financial Officer

[Infor Amendment No. 3 to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Anthea Del Bianco
	Name:	Anthea Del Bianco
	Title:	Vice President

[Infor Amendment No. 3 to Credit Agreement]